Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes

2017 Tax Act

On December 22, 2017, President Trump signed the 2017 Tax Act into law, significantly changing U.S. corporate income tax laws. The 2017 Tax Act reduces the corporate federal tax rate from 35 percent to 21 percent for tax years beginning after December 31, 2017.

Among other things, the 2017 Tax Act repeals the alternative minimum tax regime for tax years beginning after December 31, 2017. For tax years beginning in 2018, 2019 and 2020, the alternative minimum tax credit carryforward can be utilized to offset regular tax with any remaining alternative minimum tax carryforwards eligible for a refund of 50 percent. Any remaining alternative minimum tax credit carryforwards will become fully refundable beginning in the 2021 tax year.  The 2017 Tax Act also limits a taxpayer’s ability to utilize net operating loss carryforwards to 80 percent of taxable income.  Additionally, net operating losses arising after 2017 can be carried forward indefinitely, but carryback is generally prohibited.  Net operating losses generated in tax years beginning before January 1, 2018 will not be subject to the taxable income limitation and will continue to have a two year carryback and 20 year carryforward period.  The 2017 Tax Act allows companies to expense 100 percent of the cost of qualified property placed in service after September 27, 2017 and before January 1, 2023 (an additional year is provided for certain property with longer production periods).  The 100 percent expense provision is phased down by 20 percent per calendar year beginning in 2023 (i.e., 80 percent, 60 percent, 40 percent and 20 percent for calendar years 2023 through 2026, respectively), with normal depreciation rules applicable after that.  The phase out begins in 2024 for certain property with longer production periods.  Companies can elect not to immediately expense qualified assets.  The 2017 Tax Act limits deductions for net interest expense to 30 percent of adjusted taxable income.  The 2017 Tax Act repeals deductions for qualified domestic production activities, entertainment, amusement or recreation expenses, membership dues for clubs and expenses incurred for the use of facilities in connection with these items.  The 2017 Tax Act retains the $1 million limitation on deductible compensation to covered employees.  However, it eliminates the current exception for performance-based compensation and expands the definition of covered employees to include the chief financial officer.  The new executive compensation limitations are effective in 2018, with certain transition rules.

During 2017, the Company fully utilized all remaining federal net operating losses and alternative minimum tax credits. Changes made by the 2017 Tax Act related to alternative minimum tax and net operating loss utilization are not expected to have a material impact on the Company in the future. For regulated entities, such as OG&E, provisions in the 2017 Tax Act provide for unrestricted deduction of interest expense in lieu of full expensing of qualified property. Full expensing of qualified property will be available with regard to the Company's non-regulated investments, and the Company currently does not believe the interest expense limitations on non-regulated debt will have a significant impact. The Company will see some impact from other provisions related to non-deductible expenses, but those items are not expected to be material with respect to 2018.

ASC 740, "Income Taxes," requires deferred tax assets and liabilities to be measured at the enacted tax rate expected to apply when temporary differences are to be realized or settled.  Therefore, at December 31, 2017, the Company remeasured deferred taxes based upon the new 21 percent tax rate.  For entities subject to ASC 980, "Accounting for Regulated Entities," such as OG&E, those entities are required to recognize a regulatory liability for the decrease in taxes payable for the change in tax rates that are expected to be returned to customers through future rates and to recognize a regulatory asset for the increase in taxes receivable for the change in tax rates that are expected to be recovered from customers through future rates.

As a result of remeasuring existing deferred taxes at the lower 21 percent tax rate, the Company reduced net deferred income tax liabilities by $1.273 billion, reduced income tax expense by $234.7 million and increased regulatory liabilities, net by $1.038 billion.

Staff Accounting Bulletin No. 118

On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the 2017 Tax Act. The Company has recognized the provisional tax impacts related to the revaluation of deferred tax assets and liabilities and included these amounts in its Consolidated Financial Statements for the year ended December 31, 2017. The ultimate impact may differ from these provisional amounts, possibly materially, due to, among other things, additional analysis, changes in interpretations and assumptions the Company has made, additional regulatory guidance that may be issued and actions the Company may take as a result of the 2017 Tax Act. Any subsequent adjustment to these amounts will be recorded to adjust the initial recognition of tax reform in the quarter of 2018 when the analysis is complete.

The items comprising income tax (benefit) expense are as follows:

Year Ended December 31 (In millions)	2017	2016	2015
Provision (benefit) for current income taxes:
Federal	$4.9	$—	$—
State	(4.2)	(5.7)	(5.2)
Total provision (benefit) for current income taxes	0.7	(5.7)	(5.2)
(Benefit) provision for deferred income taxes, net:
Federal	(75.9)	126.0	98.8
State	26.0	28.0	4.5
Total (benefit) provision for deferred income taxes, net	(49.9)	154.0	103.3
Deferred federal investment tax credits, net	(0.1)	(0.2)	(0.7)
Total income tax (benefit) expense	$(49.3)	$148.1	$97.4

The Company files consolidated income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal tax examinations by tax authorities for years prior to 2014 or state and local tax examinations by tax authorities for years prior to 2013.  Income taxes are generally allocated to each company in the affiliated group based on its stand-alone taxable income or loss.  Federal investment tax credits previously claimed on electric utility property have been deferred and are being amortized to income over the life of the related property.  OG&E earns both federal and Oklahoma state tax credits associated with production from its wind farms and earns Oklahoma state tax credits associated with its investments in electric generating facilities which reduce the Company's effective tax rate.

The following schedule reconciles the statutory tax rates to the effective income tax rate:

Year Ended December 31	2017	2016	2015
Statutory federal tax rate	35.0%	35.0%	35.0%
Federal deferred tax revaluation	(41.2)	—	—
Federal renewable energy credit (A)	(4.8)	(6.8)	(8.9)
401(k) dividends	(0.5)	(0.6)	(0.7)
Federal investment tax credits, net	(0.1)	(0.8)	(0.2)
Other	(0.1)	0.1	0.3
State income taxes, net of federal income tax benefit	2.0	1.9	0.1
Amortization of net unfunded deferred taxes	0.7	0.7	0.9
Remeasurement of state deferred tax liabilities	0.4	0.9	(0.8)
Uncertain tax positions	—	0.1	0.7
Effective income tax rate	(8.6)%	30.5%	26.4%

(A)	Represents credits associated with the production from OG&E's wind farms.

The deferred tax provisions are recognized as costs in the ratemaking process by the commissions having jurisdiction over the rates charged by OG&E. The components of Deferred Income Taxes at December 31, 2017 and 2016 were as follows:

December 31 (In millions)	2017	2016
Deferred income tax liabilities, net:
Accelerated depreciation and other property related differences	$1,449.6	$2,103.2
Investment in Enable Midstream Partners	441.7	657.3
Regulatory asset	18.9	34.4
Company Pension Plan	11.5	16.5
Bond redemption-unamortized costs	2.6	4.3
Derivative instruments	1.6	2.2
Income taxes (recoverable from) refundable to customers, net	(244.3)	24.1
Federal tax credits	(218.5)	(220.6)
State tax credits	(141.7)	(112.2)
Postretirement medical and life insurance benefits	(25.2)	(48.9)
Net operating losses	(21.1)	(31.7)
Asset retirement obligations	(19.2)	(24.5)
Regulatory liabilities	(16.8)	(34.6)
Accrued liabilities	(7.4)	(16.1)
Accrued vacation	(2.1)	(3.5)
Other	(0.9)	(14.0)
Deferred federal investment tax credits	(0.5)	(0.8)
Uncollectible accounts	(0.4)	(0.6)
Total deferred income tax liabilities, net	$1,227.8	$2,334.5

As of December 31, 2017, the Company has classified $16.4 million of unrecognized tax benefits as a reduction of deferred tax assets recorded. Management is currently unaware of any issues under review that could result in significant additional payments, accruals or other material deviation from this amount.

Following is a reconciliation of the Company’s total gross unrecognized tax benefits as of the years ended December 31, 2017, 2016 and 2015.

(In millions)	2017	2016	2015
Balance at January 1	$20.7	$20.2	$16.1
Tax positions related to current year:
Additions	—	0.5	4.1
Balance at December 31	$20.7	$20.7	$20.2

As of December 31, 2017, 2016 and 2015, there were $16.4 million, $13.5 million and $13.2 million of unrecognized tax benefits that, if recognized, would affect the annual effective tax rate.

Where applicable, the Company classifies income tax-related interest and penalties as interest expense and other expense, respectively. During the year ended December 31, 2017, there were no income tax-related interest or penalties recorded with regard to uncertain tax positions.
The Company sustained federal and state tax operating losses through 2012 caused primarily by bonus depreciation and other book versus tax temporary differences. As a result, the Company had accrued federal and state income tax benefits carrying into 2017. During 2017, the remaining federal net operating loss was utilized. State operating losses are being carried forward for utilization in future years. In addition to the tax operating losses, the Company was unable to utilize the various tax credits that were generated during these years. These tax losses and credits are being carried as deferred tax assets and will be utilized in future periods. Under current law, the Company anticipates future taxable income will be sufficient to utilize remaining losses and credits before they begin to expire. The following table summarizes these carry forwards:

(In millions)	Carry Forward Amount	Deferred Tax Asset	Earliest Expiration Date
State operating loss	$472.1	$21.1	2030
Federal tax credits	218.5	218.5	2029
State tax credits:
Oklahoma investment tax credits	144.1	113.8	N/A
Oklahoma capital investment board credits	8.5	8.5	N/A
Oklahoma zero emission tax credits	24.1	19.4	2020